UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         June 29, 2005 (June 23, 2005)
                                DATE OF REPORT
                       (DATE OF EARLIEST EVENT REPORTED)


                       AMERICA WEST HOLDINGS CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                   1-12649                   86-0847214
 (STATE OR OTHER JURISDICTION    (COMMISSION FILE NO.)       (IRS EMPLOYER
       OF INCORPORATION)                                    IDENTIFICATION NO.)


               111 West Rio Salado Parkway, Tempe, Arizona 85281
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                (480) 693-0800
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                          AMERICA WEST AIRLINES, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         Delaware                     0-12337                   86-0418245
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NO.)      (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)


           4000 E. Sky Harbor Boulevard, Phoenix, Arizona 85034-3899 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                (480) 693-0800
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into A Material Definitive Agreement.

         GE Merger MOU

         In connection with the recent entry by America West Holdings Corporation ("America West Holdings") into the Agreement and Plan of Merger, dated May 19, 2005, with US Airways Group, Inc. ("US Airways Group"), America West Holdings and America West Airlines, Inc. ("AWA") have entered into the Merger MOU (as defined below) with GECC (as defined below) as described below.

         On June 23, 2005, the bankruptcy court approved a series of agreements that the US Airways Group, Inc. ("US Airways Group") and its domestic subsidiaries (collectively, the "Debtors"), America West Holdings and AWA reached with General Electric Capital Corporation, acting through its agent GE Commercial Aviation Services LLC (General Electric Capital Corporation, together with GE Commercial Aviation Services LLC, "GECC"), GE Engine Services, Inc. ("GE Engine Services"), GE Engine Services - Dallas, LP, and General Electric Company, GE Transportation Component ("GEAE") and their respective affiliates (collectively, the "GE Entities"). These agreements are reflected in a Master Merger Memorandum of Understanding, dated as of June 13, 2005 (the "Merger MOU"), and related term sheets, which amend and supplement certain terms of the global settlement (the "Global Settlement") contemplated by the Amended and Restated Master Memorandum of Understanding and the term sheets related thereto, dated as of November 24, 2004 (as previously amended and supplemented, the "Original MOU"), among the Debtors, GECC, GE Engine Services, and GEAE and the other GE Entities. Further, the Merger MOU provides for certain other transactions in support of the Debtors' proposed merger with America West Holdings. Specifically, the key aspects of the Merger MOU as they relate to the Debtors, America West Holdings and AWA include the following:

         (i) the early return to GECC of certain mainline aircraft from the Debtors' and AWA's fleet and certain concessions regarding return condition obligations with respect to the return of aircraft and engines;

         (ii) the accelerated implementation of the reduced rental rates provided for in the Original MOU relative to the Debtors' Boeing Single Investor Leases (as defined below), and the assumption of those leases;

         (iii) the restructuring of the timing of certain rental payments under leases relative to certain regional jet aircraft operated by the Debtors, with no reduction in the aggregate rental obligations thereunder;

         (iv) the modification of certain agreements relative to the financing of the Debtors' regional jet aircraft;

         (v) the modification of certain Phase II Transactions provided for in the Original MOU;

         (vi) the modification of the Debtors' and AWA's engine maintenance agreements with GEAE and its affiliates; and

         (vii) the modification of AWA's engine maintenance agreement with GE Engine Services - Dallas, LP.

         In November 2004, the Debtors entered into the Original MOU to resolve all of the then-outstanding issues relative to the relationship between the Debtors and the various GE Entities, to improve the Debtors' liquidity and further their fleet rationalization efforts, and ultimately to lead toward their successful emergence from bankruptcy. The transactions contemplated by the Original MOU were divided into three types of transactions:

         (i) Phase I Transactions, which included those transactions scheduled to occur on or about December 20, 2004;

         (ii) Phase II Transactions, which include those transactions scheduled to occur prior to the Debtors' emergence from bankruptcy; and

         (iii) Exit Transactions, which include those transactions that were intended to be implemented in connection with or upon the completion of the Debtors' plan of reorganization and their emergence from the Chapter 11 cases.

         Each Phase I Transaction and Phase II Transaction is expressly conditioned upon the completion of each other Phase I Transaction and Phase II Transaction.

         The key aspects of the Original MOU included the following:

         (i) the implementation of agreements relative to the Debtors' continued use of certain Airbus, Boeing and regional jet aircraft, and the return to GECC of certain other leased Airbus and Boeing aircraft;

         (ii) the creation of a bridge facility of up to approximately $56 million for use by the Debtors during the pendency of the Chapter 11 cases;

         (iii) the purchase by GECC, and immediate leaseback to US Airways, Inc. ("US Airways") (the "Sale/Leaseback Transaction"), of (a) the assets securing the Credit Agreement, dated as of November 16, 2001, among US Airways, US Airways Group and GECC (as amended, the "2001 Credit Facility"), the Exit Liquidity Facility, dated as of March 31, 2003, among US Airways, US Airways Group and GECC (as amended, the "2003 Liquidity Facility"), and other GE obligations (as defined in the Original MOU), consisting of 11 Airbus aircraft and 28 spare engines and engine stands (collectively, "2001 Credit Facility Assets"), and (b) ten regional jet aircraft currently mortgaged-debt financed by GECC (collectively, the "CRJ Mortgaged Assets");

         (iv) a restructuring of the balance of the 2001 Credit Facility, with an additional permitted draw of up to $10 million, subject to the pledge of certain additional collateral to secure the 2001 Credit Facility;

         (v) the commitment of GECC, subject to US Airways Group's satisfaction of certain financial tests and other conditions, to provide leases for up to 31 additional regional jet aircraft;

         (vi) the modification and assumption of certain of US Airways' engine maintenance agreements with GE Engine Services; and

         (vii) upon emergence from bankruptcy, the issuance of convertible notes of the reorganized US Airways in the aggregate principal amount of $125 million.

         In connection with the recent entry by US Airways Group into the Agreement and Plan of Merger, dated May 19, 2005, with America West Holdings, America West Holdings and AWA have entered into the Merger MOU, wherein GECC has agreed, among other things, to supplement certain terms of the Original MOU and to further restructure America West Holdings and AWA's obligations to the GE Entities in light of the proposed merger. In addition to the modifications and agreements described below, the Merger MOU amends certain of the milestones set forth in the Original MOU. Under the Merger MOU, the transactions contemplated in the related term sheets are conditioned upon compliance with the new milestones, which provide, among other things, that:

         (i) the Debtors' plan of reorganization and disclosure statement, each in form and substance reasonably acceptable to GECC, must be filed by no later than June 30, 2005; and

         (ii) the Debtors must emerge from the Chapter 11 cases, and complete the merger, by no later than October 31, 2005 (the "Emergence/Merger Deadline Date").

         The failure to comply with these milestones, among other events, will give rise to a "Merger Event of Default" for purposes of the Merger MOU and a "Global Event of Default" under the Original MOU and the transactions provided for therein and in the related term sheets.

         Generally, the transactions contemplated by the Merger MOU and the related term sheets can be divided into two types of transactions:

         (i) transactions scheduled to take effect prior to the closing of the merger and the Debtors' emergence from the Chapter 11 cases; and

         (ii) transactions scheduled to take effect upon or after the closing of the merger and the Debtors' emergence from the Chapter 11 cases.

         Except as modified or amended by the Merger MOU, all of the terms and conditions of the Original MOU remain in full force and effect.

                          FORWARD LOOKING STATEMENTS

Certain of the statements contained herein should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements may be identified by words such as "may," "will," "expect," "intend," "anticipate," "believe," "estimate," "plan," "could," "should," and "continue" and similar terms used in connection with statements regarding the companies' outlook, expected fuel costs, the RASM environment, and the companies' respective expected 2005 financial performance. Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving America West Holdings and US Airways Group (together, the "companies"), including future financial and operating results, the companies' plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of America West Holdings and US Airways Group's management and are subject to significant risks and uncertainties that could cause the companies' actual results and financial position to differ materially from these statements. Such risks and uncertainties include, but are not limited to, the following: the ability of the companies to obtain and maintain any necessary financing for operations and other purposes, whether debtor-in-possession financing, in the case of US Airways Group, or other financing; the ability of the companies to maintain adequate liquidity; the duration and extent of the current soft economic conditions; the impact of global instability including the continuing impact of the continued military presence in Iraq and Afghanistan and the terrorist attacks of Sept. 11, 2001 and the potential impact of future hostilities, terrorist attacks, infectious disease outbreaks or other global events; changes in prevailing interest rates; the ability to attract and retain qualified personnel; the ability of the companies to attract and retain customers; the cyclical nature of the airline industry; competitive practices in the industry, including significant fare restructuring activities by major airlines; the impact of changes in fuel prices; economic conditions; labor costs; security-related and insurance costs; weather conditions; government legislation and regulation; relations with unionized employees generally and the impact and outcome of the labor negotiations; US Airways Group's ability to continue as a going concern; US Airways Group's ability to obtain court approval with respect to motions in the Chapter 11 proceedings prosecuted by it from time to time; the ability of US Airways Group to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 proceedings; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for US Airways Group to propose and confirm one or more plans of reorganization, to appoint a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the ability of US Airways Group to obtain and maintain normal terms with vendors and service providers; US Airways Group's ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 proceedings on US Airways Group's liquidity or results of operations; the ability of US Airways Group to operate pursuant to the terms of its financing facilities (particularly the financial covenants); the ability of US Airways Group to fund and execute its Transformation Plan during the Chapter 11 proceedings and in the context of a plan of reorganization and thereafter; and other risks and uncertainties listed from time to time in the companies' reports to the SEC. There may be other factors not identified above of which the companies are not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The companies assume no obligation to publicly update any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Similarly, these and other factors, including the terms of any reorganization plan of US Airways Group ultimately confirmed, can affect the value of the US Airways Group's various prepetition liabilities, common stock and/or other equity securities. Accordingly, the companies urge that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities. Additional factors that may affect the future results of America West Holdings and US Airways Group are set forth in their respective filings with the SEC, which are available at http://www.shareholder.com/americawest/edgar.cfm and http://investor.usairways.com/edgar.cfm, respectively.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, America West Holdings Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       America West Holdings Corporation

Dated: June 29, 2005                   By:  /s/ Derek J. Kerr
                                            Derek J. Kerr
                                            Senior Vice President and Chief
                                            Financial Officer


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, America West Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       America West Airlines, Inc.

Dated: June 29, 2005                   By:  /s/ Derek J. Kerr
                                            Derek J. Kerr
                                            Senior Vice President and Chief
                                            Financial Officer